UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

ALPINE GLOBAL DYNAMIC DIVIDEND FUND
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on 3/14/08

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The following materials are available for view:
Notice and Proxy Statement

To view this material, have the 12-digit Control #(s) available and visit: www.investorEconnect.com

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below on or before 03/05/08.

To request material: Internet: www.investorEconnect.com Telephone: 1-800-579-1639 **Email: sendmaterial@investorEconnect.com
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**If requesting material by e-mail please send a blank e-mail with the 12-digit Control# (located on the following page) in the subject line.		A
Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.		R
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	ALPINE GLOBAL DYNAMIC DIVIDEND FUND	O
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BROADRIDGE 51 MERCEDES WAY EDGEWOOD NY 11717

Vote in Person

Should you choose to vote these shares in person at the meeting you must request a “legal proxy”. To request a legal proxy please follow the instructions at www.proxyvote.com or request a paper copy of the material. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

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1-BROADRIDGEXXXXXXXXXXXXXXXXXXXXXXXXXX40 2-FINANCIAL SOLUTIONSXXXXXXXXXXXXXXXXXX40 3-ATTENTION:XXXXXXXXXXXXXXXXXXXXXXXXXX40 4-TEST PRINT 5-51 MERCEDES WAY 6-EDGEWOOD, 7-NY 8-11717	Vote By Internet To vote now by Internet, go to WWW.PROXYVOTE.COM. Please refer to the proposals and follow the instructions.

PAGE A (OF DUPLEX A/B)

Meeting Type:	Annual	Meeting Location:	Alpine Woods Capital Investors
Meeting Date:	3/14/08		2500 Westchester Avenue
Meeting Time:	11:00 a.m. ET		Purchase, NY 10577
For holders as of:	1/24/08

If you choose to revoke your consent to the Householding of investor communications, you may do so by calling 1-800-542-1061.

To revoke your consent you will need the 12-digit control number for each account you choose to revoke. The 12-digit control number can be found on the following page(s) next to the label Control Number  or →   in the box next to the arrow

	P99999-010
Once you revoke your consent to the Householding of investor communications, each primary account holder will begin receiving individual copies within 30 days of your revocation.		12
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PAGE B (OF DUPLEX A/B)

Voting items

The Board members recommend a vote “FOR” the following proposal
1.	To elect Jeffrey E. Wacksman as a Trustee to
the Board of Trustees

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	CONTROL #	0000 0000 0000

	BROADRIDGEXXXXXXXXXXXXXXXXXXXXXXXXXXX-40		Acct #XXXXXXXXXXXXX
	FINANCIAL SOLUTIONS		SHARESXXXXXXXXXXX
	ATTENTION:		Cusip
	TEST PRINT		P99999-010
	51 MERCEDES WAY		12
	EDGEWOOD, NY		15
	11717		# OF #

0 2 0 0 0 0 0 0 0 0 0 0 9 9 9 9 9 9 9 9 9 9 9 9

Voting Instructions

IF YOUR SECURITIES ARE HELD BY A BROKER WHO IS A MEMBER OF THE NEW YORK STOCK EXCHANGE (NYSE), THE RULES OF THE NYSE WILL GUIDE THE VOTING PROCEDURES. WE WISH TO CALL YOUR ATTENTION TO THE FACT THAT FOR THIS MEETING UNDER THE RULES OF THE NYSE, WE CANNOT VOTE YOUR SECURITIES ON ONE OR MORE OF THE MATTERS TO BE ACTED UPON AT THE MEETING WITHOUT YOUR SPECIFIC INSTRUCTIONS. THESE RULES PROVIDE THAT IF INSTRUCTIONS ARE NOT RECEIVED FROM YOU PRIOR TO THE ISSUANCE OF THE FIRST VOTE, THE PROXY FOR ONE OR MORE OF THE MATTERS MAY BE GIVEN AT THE DISCRETION OF YOUR BROKER (ON THE TENTH DAY, IF THE MATERIAL WAS MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING, ON THE FIFTEENTH DAY IF THE PROXY MATERIAL WAS MAILED 25 DAYS OR MORE PRIOR TO THE MEETING DATE). IN ORDER FOR YOUR BROKER TO EXERCISE THIS DISCRETIONARY AUTHORITY FOR ONE OR MORE OF THE MATTERS, PROXY MATERIAL WOULD NEED TO HAVE BEEN MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING DATE, AND THE MATTER(S) BEFORE THE MEETING MUST BE DEEMED “ROUTINE” IN NATURE ACCORDING TO NYSE GUIDELINES. IF THESE TWO REQUIREMENTS ARE MET, AND YOU HAVE NOT COMMUNICATED TO US PRIOR TO THE FIRST VOTE BEING ISSUED, WE MAY VOTE YOUR SECURITIES AT OUR DISCRETION ON ONE OR MORE OF THE MATTERS TO BE ACTED UPON AT THE MEETING. WE WILL NEVERTHELESS FOLLOW YOUR INSTRUCTIONS, EVEN IF OUR DISCRETIONARY VOTE HAS ALREADY BEEN GIVEN ON THOSE MATTERS, PROVIDED YOUR INSTRUCTIONS ARE RECEIVED PRIOR TO THE MEETING DATE. IF YOUR SECURITIES ARE HELD IN THE NAME OF A BANK, WE REQUIRE YOUR INSTRUCTIONS ON ALL MATTERS TO BE VOTED ON AT THE MEETING.

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PAGE D (OF DUPLEX C/D)

Important Notice Regarding the Availabilit y of Proxy Materials for the Shareholder Meeting to be held on 3/14/08.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The following materials are available for view:
Notice and Proxy Statement

To view this material, have the 12-digit Control #(s) available and visit : www.investorEconnect.com

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy To facilitate timely delivery please make the request as instructed below on or before 03/05/08.

To request material: Internet: www.investorEconnect.com Telephone: 1-800-579-1639 **Email: sendmaterial@investorEconnect.com

**If requesting material by e-mail please send a blank e-mail with the 12-digit Control# (located on the following page) in the subject line
Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

ALPINE CLOSED-END FUNDS
ALPINE CLOSED-END FUNDS PROX Y TABULATOR 51 MERCEDES WAY EDGEWOOD, NY

 Vote In Person

Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting material s for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

 Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

Meeting Location

The ANNUAL Meeting for holders as of

1/24/08 is to be held on 3/14/08 at 11:00 AM

ET at: ALPINE WOODS CAPITAL

INVESTORS

2500 WESTCHESTER AVENUE

PURCHASE, NY 10577

For Meeting Directions Please Call:

Alpine Woods Capital Investors

(914) 251-0880

Voting items

The Board members recommend
a vote “FOR” the following proposal.

1.	To elect Jeffrey E. Wacksman as a Trustee to the Board of Trustees.